BAB, Inc.

                          500 Lake Cook Road, Suite 475

                            Deerfield, Illinois 60015

                                 (847) 948-7520


     April 24, 2006

     Dear Shareholder:

You are cordially invited to attend the Company's Annual Meeting of Shareholders to be held at 11:00 a.m. on Thursday, May 25, 2006, in the Conference Center, located at 540 Lake Cook Road (within The Corporate 500 Centre complex), Deerfield, IL 60015.

In addition to electing four members to the Board of Directors, you are being asked to ratify the appointment of the independent registered public accounting firm for the year ending November 30, 2006. We hope that these proposals will be adopted at the Annual Meeting.

We look forward to greeting personally those of you who are able to be present at the meeting. However, whether or not you plan to attend, it is important that your shares be represented. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

Very truly yours,

Michael W. Evans,
President and Chief Executive Officer

                                    BAB, Inc.

                          500 Lake Cook Road, Suite 475

                            Deerfield, Illinois 60015

                                 (847) 948-7520

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 26, 2006

To the Shareholders of BAB, Inc.:

The Annual Meeting of shareholders of BAB, Inc. (the "Company") will be held at 11:00 a.m. on Thursday May 25, 2006, in the Conference Center located at 540 Lake Cook Road (within the Corporate 500 Centre complex), Deerfield, IL 60015, for the following purposes:

     1. To elect four directors to serve for a one-year term expiring when their successors are elected and qualified at the next annual meeting.

     2. To act upon a proposal to ratify the appointment of Altschuler, Melvoin and Glasser LLP, as independent registered public accounting firm of the Company for the fiscal year ending November 30, 2006.

     3. To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on April 7, 2006, as the record date for the determination of shareholders entitled to vote at the Annual Meeting and to receive notice thereof. The transfer books of the Company will not be closed.

A PROXY STATEMENT AND FORM OF PROXY ARE ENCLOSED. SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

By Order of the Board of Directors



Michael K. Murtaugh,
Vice President and General Counsel
April 24, 2006

                                TABLE OF CONTENTS


General Information                                                          1.

Record Date and Voting                                                       2.

Principal Shareholders and Ownership of Management                           3.

Proposal 1 - Election of Directors                                           4.

Management                                                                   5.

Executive Compensation                                                       7.

Indemnification of Directors and Officers                                    8.

Subsequent Event                                                             8.

Section 16(a) Beneficial Ownership Reporting Compliance                      9.

Certain Transactions                                                         9.

Audit Committee                                                             10.

Proposal 2 - Ratification of Appointment of Independent Registered
Public Accounting Firm                                                      11.

Proposal for Fiscal 2006 Annual Meeting                                     11.

Available Information                                                       11.

Audit Committee Charter                                              Appendix I

                                    BAB, Inc.

                          500 Lake Cook Road, Suite 475

                               Deerfield, IL 60015

                                 (847) 948-7520


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 25, 2006

                               GENERAL INFORMATION

This proxy statement is furnished to shareholders by the Board of Directors of BAB, Inc. (the "Company") for solicitation of proxies for use at the Annual Meeting of Shareholders at 11:00 a.m. on Thursday, May 25, 2006, in the Conference Center located at 540 Lake Cook Road (within the Corporate 500 Centre complex), Deerfield, IL 60015, and all adjournments thereof for the purposes set forth in the attached Notice of Annual Meetings of Shareholders. The Board of Directors is not currently aware of any other matters that may or could properly come before the Meeting.

Shareholders may revoke proxies before exercise by submitting a subsequent dated proxy or by voting in person at the Annual Meeting. Unless a shareholder gives contrary instructions on the proxy card, proxies will be voted at the meeting
(a) for the election of the nominees named herein and on the proxy card to the Board of Directors; (b) for the appointment of Altschuler, Melvoin and Glasser LLP as independent registered public accounting firm of the Company; and (c) in the discretion of the proxy holder as to other matters which may properly come before the Meeting. This proxy statement and the enclosed proxy are being mailed to the shareholders of the Company on or about April 24, 2006.

Please read the proxy carefully. You will find additional information about the Company in the most recent 10-KSB/A enclosed, which includes the audited consolidated financial statements. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. To ensure adequate representation of shares at the Meeting, officers, agents and employees of the Company may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile, or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company.

                             RECORD DATE AND VOTING

The Board of Directors has fixed April 7, 2006, as the record date for the determination of shareholders entitled to vote at the Annual Meeting. As of the close of business on the record date, there were outstanding 7,222,265 shares of Common Stock, $0.001 par value, which is the only outstanding class of stock of the Company. All matters being voted upon by the shareholders require a majority vote of the shares represented at the Annual Meeting either in person or by proxy, except for election of directors, which is by plurality vote in the event of more nominees than positions (i.e. the four nominees receiving the highest number of votes would be elected).

The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote constitutes a quorum for the transaction of business. Shares voted as abstentions and broker non-votes on any matter (or a "withheld authority" vote as to directors) will be counted as present and entitled to vote for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be deemed to have been voted in favor of such matter. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner and the broker indicates that it does not have discretionary authority to vote certain shares on that matter.

                              BOARD RECOMMENDATIONS

The Board of Directors recommends a vote FOR election of each nominee for director named herein, and FOR ratification of the appointment of Altschuler, Melvoin and Glasser LLP as independent registered public accounting firm. It is intended that proxies solicited by the Board of Directors will be voted FOR each nominee and FOR each such other proposals unless otherwise directed by the shareholder submitting the proxy.

               PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT

The Following table sets forth as of April 7, 2006, the record and beneficial ownership of Common Stock held by (i) each person who is known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company; (ii) each current director; (iii) each "named executive officer" (as defined in Regulation S-B, item 402 under the Securities Act of 1933; and (iv) all executive officers and directors of the Company as a group. Securities reported as "beneficially owned" include those for which the named persons may exercise voting power or investment power, alone or with others. Voting power and investment power are not shared with others unless so stated. The number and percent of shares of Common Stock of the Company beneficially owned by each such person as of April 7, 2006, includes the number of shares, which such person has the right to acquire within sixty (60) days after such date.

--------------------------------------------------------------------------------
Name and Address                           Shares                     Percentage
--------------------------------------------------------------------------------
Michael W. Evans                           2,860,485 (1)(2)(3)(4)     39.6
500 Lake Cook Road
Deerfield, IL 60015
--------------------------------------------------------------------------------
Michael K. Murtaugh                        2,774,183 (1)(2)(4)(5)     38.4
500 Lake Cook Road
Deerfield, IL 60015
--------------------------------------------------------------------------------
Holdings Investment, LLC                   2,096,195 (1)(6)           29.0
220 DeWindt Road
Winnetka, IL 60093
--------------------------------------------------------------------------------
Jeffrey M. Gorden                          81,667 (7)                 1.1
500 Lake Cook Road
Deerfield, IL 60015
--------------------------------------------------------------------------------
Steven G. Feldman                          30,000 (2)                 *
750 Estate Drive, Suite 104
Deerfield, IL 60015
--------------------------------------------------------------------------------
James A. Lentz                             24,932 (8)                 *
1415 College Lane South
Wheaton, IL 60187
--------------------------------------------------------------------------------
All executive officers and directors as    3,675,072                  51.2
a group (5 persons)                        (1)(2)(3)(4)(5)(6)(7)(8)
*Less than 1%
--------------------------------------------------------------------------------
(1) Includes all shares held of record by Holdings Investment, LLC. Messrs. Evans and Murtaugh are members and managers of the LLC and together control all voting power of the stock owned by the LLC.
(2) Includes 20,000 stock options fully exercisable within 60 days of April 7, 2006
(3) Includes 3,500 shares inherited by spouse.
(4) Includes 22,222 shares held by children.
(5) Includes 2,540 shares held by 401(k) trust.
(6) Mr. Thomas Pick has beneficial ownership of 25.18% of Holdings Investment, LLC which is the equivalent of 527,888 shares of BAB, Inc. Common Stock.
(7) Includes 2,000 stock options fully exercisable within 60 days of April 7, 2006.
(8) Includes 10,000 stock options fully exercisable within 60 days of April 7, 2006.

                                   PROPOSAL 1

                                 --------------

                              ELECTION OF DIRECTORS

The Bylaws of the Company provide that the number of directors shall be as fixed from time to time by resolution of the shareholders subject to increase by the Board of Directors. The directors elected at this Annual Meeting, and at annual meetings thereafter unless otherwise determined by the Board or the shareholders, will serve a one-year term expiring upon the election of their successors at the next annual meeting. The four persons designated by the Board of Directors as nominees for election as directors at the Annual Meeting are Michael W. Evans, Michael K. Murtaugh, Steven G. Feldman and James A. Lentz. Messrs. Evans, Murtaugh, Feldman and Lentz are currently members of the Board of Directors. Mr. Feldman and Mr. Lentz are considered independent directors for Audit Committee purposes as outlined in SEC regulations.

In the event any nominee should be unavailable to stand for election at the time of the Annual Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

See "Management" for biographical information concerning Messrs. Evans and Murtaugh, who are employees of the Company. The following biographical information is furnished with respect to each of the nominees.

Steven G. Feldman joined the Company as director in May 2003. Mr. Feldman is the managing principal of Graphtech Systems, L.L.C., a Chicago-based technology firm specializing in networking, consulting and supporting technology for Education, Graphic Arts and Corporate clients since 1998. During 1997 and 1998, he was a partner at Friedman Eisenstein Raemer and Schwartz, LLP, providing technology consulting services for the firm's clients. From 1987 until 1997 he was the managing partner for Automated Offices, Ltd., a computer consulting firm. He is a graduate of the University of Illinois-Champaign/Urbana and he is a Certified Public Accountant. Mr. Feldman is a frequent speaker on "Controlling the Total Cost of Ownership of Technology," and other related topics.

James A. Lentz joined the Company as director in May 2004. From 1971 until 2000, Mr. Lentz was a full-time business professor for Moraine Valley Community College. He is currently an adjunct professor, teaching on a part-time basis at Moraine Valley Community College. During his tenure at Moraine Valley Community College, Mr. Lentz has taught a variety of business related classes, including accounting, finance and marketing. In addition, Mr. Lentz has 10 years of experience in the food industry, including holding the position of Director of Franchise Training for BAB Systems, Inc. from 1992 through 1996. Mr. Lentz graduated from Northern Illinois University with a Masters in Business Administration in 1971.

                                   MANAGEMENT

Directors and Executive Officers

The following tables set forth certain information with respect to each of the Directors and Executive Officers of the Company and certain key management personnel.
--------------------------------------------------------------------------------
     Directors and Executive
             Officers                Age        Position Held with Company
--------------------------------------------------------------------------------
Michael W. Evans                     49   Chief Executive Officer, President and
                                          Director
--------------------------------------------------------------------------------
Michael K. Murtaugh                  61   Vice President, General Counsel and
                                          Director
--------------------------------------------------------------------------------
Jeffrey M. Gorden                    50   Chief Financial Officer and Treasurer
--------------------------------------------------------------------------------
Steven G. Feldman                    49   Director
--------------------------------------------------------------------------------
James A. Lentz                       58   Director
--------------------------------------------------------------------------------

Michael W. Evans has served as Chief Executive Officer and Director of the Company since January 1993 and is responsible for all aspects of franchise development and marketing, as well as all corporate franchise sales performance and operations programs. In February 1996, he was appointed President. Mr. Evans has over 19 years of experience in the food service industry.

Michael K. Murtaugh joined the Company as a Director in January 1993 and was appointed Vice President and General Counsel in January 1994. Mr. Murtaugh is responsible for dealing directly with state franchise regulatory officials and for the negotiation and enforcement of franchise and area development agreements and for negotiations of acquisition and other business arrangements. Before joining the Company, Mr. Murtaugh was a partner with the law firm of Baker & McKinzie, where he practiced law from 1971 to 1993. He also currently serves as Vice President and Secretary of American Sports Enterprises, Inc., which owns a controlling interest in the Kane County Cougars, a minor league baseball team.

Jeffrey M. Gorden joined the Company as its Chief Financial Officer and Treasurer in April 2001 and is responsible for accounting, financial reporting, risk management and human resource administration. Mr. Gorden is a Certified Public Accountant. From 1977 to 1979, Mr. Gorden was with Ernst & Young. From 1979 to 1994 he held internal auditing leadership roles at several Fortune 500 companies. From 1995 to 2001, he held senior financial management roles, the last being at Arrow Financial Services, LLC in Lincolnwood, Illinois.

The Board of Directors had three standing committees during the last fiscal year: the Compensation Committee, the Audit Committee and the Options Committee. The Compensation Committee has three members: Steven G. Feldman, James A. Lentz and Michael W. Evans, the first two being non-employee directors. The function of the Compensation Committee is to set the compensation for the Executive Officers and to recommend the compensation to the Board of Directors for approval. The Audit Committee has two members: Steven G. Feldman and James A. Lentz, both are non-employee directors. The function of the Audit Committee is to interact with the independent registered public accounting firm of the Company and to recommend to the Board of Directors the appointment of the independent registered public accounting firm. The Options Committee has three members: Steven G. Feldman, James A. Lentz and Michael K. Murtaugh, the first two being non-employee directors. The function of the Option Committee is to consider, determine and recommend to the Board of Directors the granting of options. The Audit Committee met at least four times during the year and all other standing committees met at least once during the year and all members were in attendance at the meetings.

The Board of Directors met four times during the 2005 fiscal year. None of the Directors attended fewer than 75% of the meetings of the Board of Directors.

Director Compensation

Each non-employee director of the Company is paid a fee of $200 for each Board meeting and each Committee meeting attended, as well as reimbursement of reasonable expenses. In addition, the non-employee directors are eligible to receive stock options pursuant to the Company's 2001 Long-Term Incentive and Stock Option Plan.

                             Executive Compensation

The following table sets forth the cash compensation earned by executive officers that received annual salary and bonus compensation of more than $100,000 during fiscal years 2005, 2004 and 2003 (the "Named Executive Officers"). The Company has no employment agreements with any of its executive officers.

------------------------------------------------------------------------------------------------------
               Annual Compensation                                    Long-Term Compensation
------------------------------------------------------------------------------------------------------
               Fiscal                   Other         Restricted  Securities
Name and       Year                     Annual        Stock       Underlying    LTIP
Principal      Ended   Salary   Bonus   Compensation  Awards      Options/SARS  Payouts  All Other
Position       11/30   ($)      ($)     ($)           ($)         (#)           ($)      Compensation
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Michael W.
Evans           2005   233,492  35,851       ---         ---            20,000    ---         ---
President       2004   221,209  39,600       ---         ---            20,000    ---         ---
and CEO         2003   211,750  20,000       ---         ---            80,000    ---         ---
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Michael K.
Murtaugh        2005   175,902  26,888       ---         ---            20,000    ---         ---
Vice
President and   2004   165,906  29,700       ---         ---            20,000    ---         ---
General
Counsel         2003   157,300  20,000       ---         ---            80,000    ---         ---
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
Jeffrey M.
Gorden Chief    2005   126,430    ---        ---         ---             6,000    ---         ---
Financial       2004   121,919   5,000       ---         ---             5,500    ---         ---
Officer         2003   116,443   6,000       ---         ---            20,668    ---         ---
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------

                    Indemnification of Directors and Officers

The Company's Certificate of Incorporation limits personal liability for breach of fiduciary duty by its directors to the fullest extent permitted by the Delaware General Corporation Law (the "Delaware Law"). Such Certificate eliminates the personal liability of directors to the Company and its shareholders for damages occasioned by breach of fiduciary duty, except for liability based on breach of the director's duty of loyalty to the Company, liability for acts or omissions not made in good faith, liability for acts or omissions involving intentional misconduct, liability based on payments of improper dividends, liability based on violation of state securities laws, and liability for acts occurring prior to the date such provision was added. Any amendment to or repeal of such provisions in the Company's Articles of Incorporation shall not adversely affect any right or protection of a director of the Company for with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

In addition to the Delaware Law, the Company's Bylaws provide that officers and directors of the Company have the right to indemnification from the Company for liability arising out of certain actions to the fullest extent permissible by law. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers or persons controlling the Company pursuant to such indemnification provisions, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Subsequent Event

On December 7, 2005, the Board of Directors granted 75,000 stock options to officers and employees. Company officers received 45,000 stock options and Non-Executive/Non-Director employees received 30,000 stock options. The stock options granted December 7, 2005 vest 1/3 in 12 months, 1/3 in 24 months and 1/3 in 36 months. Each is exercisable at the fair market value on the issue date of $1.15, (those individuals owning greater than 10% of outstanding stock have exercise prices at 110%, or $1.27) and each exercised share is restricted for one year from the date of exercise.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater than ten percent (10%) beneficial owners are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

Based upon a review of the copies of such forms furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors were met for the fiscal year ended November 30, 2005.


CERTAIN TRANSACTIONS

The following information relates to certain relationships and transactions between the Company and related parties, including officers and directors of the Company. It is the Company's policy that it will not enter into any transactions with officers, directors or beneficial owners of more than 5% of the Company's Common Stock, or any entity controlled by or under common control with any such person, on terms less favorable to the Company than could be obtained from unaffiliated third parties and all such transactions require the consent of the majority of disinterested members of the Board of Directors.

Management believes that the following transaction was effected on terms no less favorable to the Company than could have been realized in arm's length transactions with unaffiliated parties.


Executive Officers and Directors

Michael K. Murtaugh, the Company's Vice President and General Counsel, was the sole stockholder of Bagel One, Inc., which owned and operated a Big Apple Bagels franchise store in Illinois. A note receivable owed by Bagel One, Inc. to Systems, guaranteed by Mr. Murtaugh, effective March 2000 in the amount $30,025 for a term of 6 years bearing 9% interest, had an outstanding balance as of November 30, 2005 of $2,244 and all payments are current.

                                 Audit Committee

The following is a report of the Audit Committee. The Audit Committee consists of two members, who are both independent directors. The two independent directors comply with the definition of "independent directors" as required by current law and regulations. The Audit Committee has adopted a written Audit Charter that is included in its entirety as Appendix I at the end of this Proxy Statement.

                            Report of Audit Committee

To the Board of Directors of BAB, Inc.:

We have reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended November 30, 2005. We ascertain that we meet the criteria as required by the SEC for independent directors.

We have discussed with Altschuler, Melvoin and Glasser LLP, the Company's independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61, "Communication with Audit Committees" as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from Altschuler, Melvoin and Glasser LLP required by Independence Standard No. 1, "Independence Discussions with Audit Committees," as amended, by the Independent Standards Board, and have discussed with Altschuler, Melvoin and Glasser LLP its independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-KSB/A for the fiscal year ended November 30, 2005.

For the year ending November 30, 2005, fees billed to the Company were $71,000 from Altschuler, Melvoin and Glasser LLP and $4,000 from Blackman Kallick Bartelstein for audit services rendered to the Company. Tax compliance services were provided by American Express Tax and Business Services for fees which amounted to $24,000. Altschuler, Melvoin and Glasser LLP became the Company's certified public accountants with the quarter beginning June 1, 2004, with Blackman Kallick Bartelstein LLP being the previous certified public accounting firm.

We recommend to the Board of Directors that the firm of Altschuler, Melvoin and Glasser LLP be retained for fiscal 2006 as the firm's independent registered public accounting firm and we believe that the payments made to Altschuler, Melvoin and Glasser LLP are reasonable and compatible with Auditor's independence.

                              /s/ Steven G. Feldman

                               /s/ James A. Lentz

                                   PROPOSAL 2
                                 --------------

              RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed Altschuler, Melvoin and Glasser LLP, independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending November 30, 2006. If the shareholders fail to ratify such appointment, the Board of Directors will select another firm to perform the required audit function. A representative of Altschuler, Melvoin and Glasser LLP is expected to be present at the shareholders meeting with the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. For the fiscal year ending November 30, 2005, fees billed to the Company for auditing and accounting fees from Altschuler, Melvoin and Glasser LLP, American Express Tax and Business Services and Blackman Kallick Bartelstein LLP totaled $99,000.

                    PROPOSALS FOR FISCAL 2006 ANNUAL MEETING

It is currently anticipated that the next meeting, for the fiscal year ending November 30, 2006 (the "2006 Annual Meeting") will be held in May 2007. Shareholders who intend to submit proposals for inclusion in the 2006 Proxy Statement and Proxy for shareholder action at the 2006 Annual Meeting must do so by sending the proposal and supporting statements, if any, to the Company at its corporate offices no later than December 15, 2006.

Additionally, if the Company receives notice of a shareholder proposal after February 15, 2007, the proposal will be considered untimely pursuant to SEC Rules 14a-4 and 14a-5(e) and the persons named in proxies solicited by the Board of Directors of the Company may exercise discretionary voting power with respect to the proposal.

                              AVAILABLE INFORMATION

Copies of the Company's Annual Report on Form 10-KSB/A will be sent without charge to any shareholder requesting the same in writing from: BAB, Inc.,
Attention: Investor Relations, 500 Lake Cook Road, Suite 475, Deerfield, IL 60015, Phone (847) 948-7520.

By Order of the Board of Directors

Michael K. Murtaugh

Vice President and General Counsel
Dated: April 24, 2006
Deerfield, Illinois

                                   Appendix I
                                   ----------

                                    BAB, INC.
                AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER
                -------------------------------------------------

I.   PURPOSE
------------

The primary function of the Audit Committee (Committee) is to assist the Board of Directors (Board) in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information to be provided by the Company to any governmental body or the public, reviewing the Company's systems of accounting internal control and reviewing the Company's accounting and financial reporting processes. The Committee's primary duties and responsibilities are to:

|X| Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm (independent auditors) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the issuer, and the independent auditors must report directly to the Committee.

|X| Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

|X| Engage independent counsel and other advisors as it deems necessary to carry out its duties.

|X| Monitor the Company's financial reporting process and internal control system and recommend changes to the Board.

While the Committee shall have the responsibilities and powers set forth in this Charter, it shall not be the duty of the Committee to plan or conduct audits, or to determine whether the Company's financial statements are complete, accurate or in accordance with generally accepted accounting principles (GAAP). These are the responsibilities of management and the Company's independent auditor. Nor shall it be the duty of the Committee to conduct investigations to resolve disagreements, if any, between management and the Company's independent auditor, or to assure compliance with laws and regulations or the Company's own policies or Code of Conduct.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.  COMPOSITION
----------------

The Committee shall be comprised of at least two directors elected by the Board, each of whom shall be an independent director, as defined by current laws and regulations. All members of the Committee will be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his independent judgment as a member of the Committee. All members of the Committee shall be financially literate and at least one member of the Committee shall be designated as a "financial expert" as defined by current laws and regulations. The Committee may hire independent counsel or other consultants as necessary to fulfill its duties.

The members of the Committee shall be elected by the Board at the annual meeting of the Board and shall serve until their successors shall be duly elected and qualified.

III. MEETINGS
-------------

The Committee shall meet at least four times annually which typically would be prior to issuance of the Company's quarterly and annual financial statements to the public. The Committee can meet more often as circumstances dictate. Meetings may be executed by conference calls and/or via email of correspondence to/from the Company's management and independent auditors. The Committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

IV.  RESPONSIBILITIES
---------------------

To fulfill its responsibilities and duties the Committee shall:

     1. Review and recommend amendments to this Charter periodically as conditions dictate.

     2. Recommend to the Board the selection, retention or dismissal of the independent auditors (considering independence and effectiveness) and approve the fees and other compensation to be paid to the independent auditors.

     3. Pre-approve all audit and non-audit services, including fees and terms thereof, to be performed for the Company by the independent auditors to the extent required by and in the manner consistent with applicable law.

     4. Advise the independent auditors that they are ultimately accountable to the Board and the Committee.

     5. Receive and review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Company's Form 10-KSB and 10-QSB.

     6. Review the Company's annual and quarterly financial statements as well as the reports, opinions or reviews rendered by the independent auditors in connection with such financial statements and discuss them as necessary with the Company's management and independent auditors prior to public filing.

     7. Consult quarterly with the Company's financial management and the independent auditors as to the quality (not only the acceptability) of Company's accounting principles as applied to its financial reporting.

     8. Consult annually with the independent auditors relative to the Company's internal controls.

     9. Based upon a review of the annual financial statements, the accompanying Report of Independent Auditors and discussions with the independent auditors, recommend (or not recommend) the inclusion of the annual financial statements in the Company's Annual Report on Form 10-KSB. As part of this review, examine the independent auditors' audit adjustments as well as the schedule of adjustments passed.

     10. On an annual basis, obtain and review a formal written statement from the independent auditors disclosing relationships with and services provided to the Company which may affect their objectivity and independence.

     11. Discuss with the independent auditors and the Company's financial management, the integrity of the organization's financial reporting processes, both internal and external and oversee management's development of and adherence to a sound system of internal accounting and financial controls.

     12. Consider, and if appropriate, recommend to the Board changes to the Company's accounting principles and practices as suggested by the independent auditors or management.

     13. Inquire of management and the independent auditors about the significant risks or exposures facing the Company, assess management's actions and proposals to minimize such risks and periodically review compliance with such steps.

     14. Review with the independent auditor the critical accounting policies and procedures used by the Company and alternative treatments of financial information within GAAP that have been discussed with management and the ramifications of each alternative.

     15. Review with the CFO and independent auditors the independent auditors' Management Letter and Company management's response to ensure significant findings are adequately addressed.

     16. Review with management and the independent auditor the effect of regulatory and accounting pronouncements and initiatives, as well as any off-balance-sheet arrangements.

     17. Review with management and the independent auditors any serious difficulties or disputes with management encountered during the annual audit and matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, Communication with Audit Committees.

     18. Periodically review the Company's Code of Conduct to ensure it's adequate and up-to-date and there is a method to ensure it's being complied with.

     19. Review the procedures for receipt, retention and treatment of complaints, including confidential, anonymous submissions by employees, received by the Company regarding accounting, internal controls or auditing matters that may be submitted by internal and external parties to the Company.